UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 1, 2015
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2015-C31
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC

Redwood Commercial Mortgage Corporation

Starwood Mortgage Funding II LLC

RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-16	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 to our current report on Form 8-K (the “Form 8-K”) as filed with the Securities and Exchange Commission on August 28, 2015 is to file executed versions of (i) Co-Lender Agreement, dated as of August 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, attached hereto as Exhibit 4.3; (ii) Agreement Between Note Holders, dated as of July 17, 2015, by and between Barclays Bank PLC, as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder, attached hereto as Exhibit 4.4; (iii) Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, attached hereto as Exhibit 4.5; (iv) Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2-I Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2-II Holder, attached hereto as Exhibit 4.6; and (v) Agreement Between Noteholders, dated as of June 30, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Senior Noteholder, and JPMorgan Chase Bank, National Association, as the Initial Junior Noteholder, attached hereto as Exhibit 4.7.

Item 8.01.           Other Events.

On August 28, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. The Mortgage Loan identified as “Civic Opera Building” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Civic Opera Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.3. The Mortgage Loan identified as “The Roosevelt New Orleans Waldorf Astoria” will be serviced and administered in accordance with the Pooling and Servicing Agreement and The Roosevelt New Orleans Waldorf Astoria Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.4. The Mortgage Loan identified as “Sunbelt Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Sunbelt Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5. The Mortgage Loan identified as “Bridgewater Place” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Bridgewater Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class EC and Class D Certificates (the “Public Certificates”), having an aggregate initial principal amount of $947,698,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”) and Drexel Hamilton, LLC (“Drexel” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated August 13, 2015, among the Registrant and JPMS, for itself and on behalf of Barclays Capital and Drexel. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On August 28, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $947,698,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,013,071.49, were approximately $1,006,970,234.94. Of the expenses paid by the Registrant, approximately $599,115.94 were paid directly to affiliates of the Registrant, $91,804.06 in the form of fees were paid to the Underwriters, $82,623.65 were paid to or for the Underwriters and $4,239,527.85 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On August 28, 2015, the Registrant sold the Class X-C, Class X-D, Class E, Class F, Class NR, Class Z and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $79,617,082, to JPMS, Barclays Capital and Wells Fargo Securities, LLC (“WFS”), as initial purchasers, pursuant to a Certificate Purchase Agreement, dated August 13, 2015, by and among the Depositor, JPMS, Barclays Capital and WFS. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On August 28, 2015, the Registrant sold the Class BWP Certificates, having an aggregate initial principal amount of $4,990,079, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated August 13, 2015, by and between the Depositor and JPMS. The Class BWP Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act. The Mortgage Loan identified as “Bridgewater Place” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Bridgewater Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Brunswick Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2015 (the “JPMBB 2015-C30 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2015-C30 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the Brunswick Portfolio Mortgage Loan will be serviced and administered under the Brunswick Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2015-C31 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 58 fixed-rate mortgage loans (the “Mortgage Loans”) and one trust subordinate companion loan (the “BWP Trust Subordinate Companion Loan”) secured by first liens on 155 commercial, multifamily and manufactured housing community properties. The Mortgage Loans (and the BWP Trust Subordinate Companion Loan, as applicable) were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of August 28, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 28, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Barclays, (iii) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 28, 2015 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant, Redwood and Redwood Trust, Inc., (iv) from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 28, 2015 and as to which an executed version is attached hereto as Exhibit 99.4 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, Starwood and Starwood Mortgage Capital LLC and (v) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 28, 2015 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and RAIT.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated August 13, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C30 certificates, dated as of July 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3	Co-Lender Agreement, dated as of August 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.4	Agreement Between Note Holders, dated as of July 17, 2015, by and between Barclays Bank PLC, as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.

Exhibit 4.5	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder.

Exhibit 4.6	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2-I Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2-II Holder.

Exhibit 4.7	Agreement Between Noteholders, dated as of June 30, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Senior Noteholder, and JPMorgan Chase Bank, National Association, as the Initial Junior Noteholder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of August 28, 2015 between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 1, 2015	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated August 13, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Drexel Hamilton, LLC, as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)

4.2	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C30 certificates, dated as of July 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)

4.3	Co-Lender Agreement, dated as of August 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

4.4	Agreement Between Note Holders, dated as of July 17, 2015, by and between Barclays Bank PLC, as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.	(E)

4.5	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National	(E)

Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder.

4.6	Co-Lender Agreement, dated as of July 28, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2-I Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2-II Holder.	(E)

4.7	Agreement Between Noteholders, dated as of June 30, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Senior Noteholder, and JPMorgan Chase Bank, National Association, as the Initial Junior Noteholder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 28, 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of August 28, 2015, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)